 May 4, 2015  1Q 2015Earnings Conference Call  Exhibit 99.1
Exhibit 99.11Q 2015Earnings Conference CallMay 4, 2015

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following: Increasing competition in the communications industry; andA complex and uncertain regulatory environment.A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.
Safe Harbor Statement This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following: Increasing competition in the communications industry; andA complex and uncertain regulatory environment.A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

 Use of Non-GAAP Financial Measures  Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.
Use of Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.  Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth.   Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes

 Chris FrenchPresident and CEO
Chris FrenchPresident and CEO

First Quarter 2015 Highlights

- **Net Income Growth – Q1'15 v. Q1'14**
  - Increased 19.4% over Q1'14 to $10.3 million
  - Adjusted OIBDA increased 12.5% to $35.7 million
- **Revenue Growth**
  - Revenue grew 4.8% over Q1'14 to $84.3 million
- **Customer Growth**

	3/31/14	3/31/15	Change
Wireless	413,562	438,861	+25,299
Cable (RGUs)	116,592	124,015	+7,423

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 Wireless Highlights  PCS Customers (000s)  Postpaid Growth Postpaid customers up 5.8% over last 12 monthsPrepaid GrowthPrepaid customers up 6.7% over last 12 monthsOperating Income IncreaseImprovement of $2.6 million, or 15.7%
Wireless Highlights Postpaid Growth       Postpaid customers up 5.8% over last 12 monthsPrepaid GrowthPrepaid customers up 6.7%  over last 12 monthsOperating Income IncreaseImprovement of $2.6 million, or 15.7%

Cable Highlights

- **Revenue Growth**
  - Operating revenues $23.3 million, growth of 13.8% over Q1'14
  - Q1'15 Adjusted OIBDA $5.1 million, up 33.0% from Q1'14
  - 124,015 RGUs at Q1'15, up 6.4% over Q1'14



Adjusted OIBDA Margin Shows Long Term Improvement
1%
4%
10%
15%
18%
2010
2011
2012
2013
2014



Cable OIBDA (in millions)
$3.8
$5.1
Q1'14
Q1'15



Cable RGUs
116,592
124,015
Q1'14
Q1'15

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Other Highlights

- Wireline and Cable - Fiber lease revenues of $8.0 million, down 1.0% from Q1’14
- 154 towers generated $1.7 million of OIBDA, down 4.4% over Q1’15

***Fiber Lease Revenue (in millions)**


$ 8.1
$ 8.0
Q1'14
Q1'15

*Includes both Affiliate and Non-affiliate revenues

Mobile Tower OIBDA ($ thousands)

(in thousands)	Q1'14	Q1'15
Operating Income	$1,395	$1,234
Deprec. and Amort.	360	442
Loss on Asset Disposals	4	7
Share Based Compensation	9	7
Adjusted OIBDA	**$1,768**	**$1,690**

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 Adele SkolitsVP of Finance and CFO
Adele SkolitsVP of Finance and CFO

 Profitability  Consolidated Results($ in thousands, except per share amounts)     3/31/14     3/31/15    Change  Operating Income   $ 15,680     $ 18,526    18%                  Net Income    $ 8,616      $ 10,286     19%                  Earnings Per Share: Basic Diluted  $ 0.36$ 0.36       $ 0.43 $ 0.42    19%17%   For the Quarter Ended:___
Profitability Consolidated Results ($ in thousands, except per share amounts) Operating Income Net Income Earnings Per Share: Basic   Diluted             For the Quarter Ended:___3/31/14 3/31/15Change $   15,680   $    18,52618% $     8,616 $    10,286  19%$       0.36$       0.36  $       0.43    $       0.4219%17%

 Profitability  Adjusted OIBDA ($ thousands)
Profitability Adjusted OIBDA ($ thousands)

 Adjusted OIBDA by Segment ($ millions)
Adjusted OIBDA by Segment ($ millions)

 Wireless Segment – Change in Adjusted OIBDA Q1’15 vs. Q1’14 ($ millions)
Wireless Segment – Change in Adjusted OIBDA Q1’15 vs. Q1’14 ($ millions)

 Cable Segment – Change in Adjusted OIBDA Q1’15 vs. Q1’14 ($ millions)
Cable Segment – Change in Adjusted OIBDA Q1’15 vs. Q1’14 ($ millions)

 Earle MacKenzieEVP and COO
Earle MacKenzieEVP and COO

 Postpaid Customer Growth  PCS Postpaid Customers (000s)
Postpaid Customer Growth PCS Postpaid Customers (000s)

 Postpaid Customer Additions  Net Additions - Postpaid  Gross Additions - Postpaid  Net adds of 3,211 in Q1 2015 versus 1,304 in Q1 2014Q1 2015 churn of 1.60%, down from 1.73% in Q1 2014Shentel-controlled channels produced 39% of gross adds in Q1 2015 and 55% in Q1 2014
Postpaid Customer Additions Net Additions - Postpaid Gross Additions  - PostpaidNet adds of 3,211 in Q1 2015 versus 1,304 in Q1 2014Q1 2015 churn of 1.60%, down from 1.73% in Q1 2014Shentel-controlled channels produced 39% of gross adds in Q1 2015 and 55% in Q1 2014

 Billed Revenue per Customer Down; Data Usage Increasing  Gross Billed Service Revenue per Postpaid User – Data & Voice 1  1 – Before Service credits, bad debt, Sprint Nextel fees.
Billed Revenue per Customer Down; Data Usage Increasing Gross Billed Service Revenue per Postpaid User  – Data & Voice 1 1 – Before Service credits, bad debt, Sprint Nextel fees

 PCS Revenues  Gross Billed Revenues - Postpaid ($ millions)  *
PCS Revenues Gross Billed Revenues  - Postpaid ($ millions)

 PCS Prepaid Statistics  Gross Additions (000s)  Cumulative Customers (000s)    *The loss of customers in Q2’14 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.
PCS Prepaid Statistics Gross Additions (000s) Cumulative Customers (000s) *The loss of customers in Q2’14 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.

 PCS Prepaid Statistics  Churn %  Average Gross Billed Revenue
PCS Prepaid Statistics Churn % Average Gross Billed Revenue

 Network Statistics at 3/31/15  542 Cell Sites95% have a second LTE carrier at 800 MHz126 sites have three carriers, including a second carrier at 1900 MHzTraffic 84% of data traffic is on LTE, with 35% on 800 MHzData usage grew 15% in Q1’15Average speeds of approximately 5 MbpsAverage customer uses approximately 3.8 GB per monthDropped calls - 0.6%Blocked calls - 0.4%
Network Statistics at 3/31/15 542 Cell Sites95% have a second LTE carrier at 800 MHz126 sites have three carriers, including a second carrier at 1900 MHzTraffic 84% of data traffic is on LTE, with 35% on 800 MHzData usage grew 15% in Q1’15Average speeds of approximately 5 MbpsAverage customer uses approximately 3.8 GB per monthDropped calls - 0.6%Blocked calls - 0.4%

 Cable - RGU Growth by Quarter  Customers   70,670   69,889(1)  71,302  71,298  72,192  RGU's/Customer   1.65   1.66  1.69  1.71  1.72  College students disconnect during summer
Cable - RGU Growth by QuarterCustomers 70,670 69,889(1)71,30271,29872,192RGU's/Customer  1.65 1.661.691.711.72 College students disconnect during summer

 Increasing Average Monthly Cable Revenue  Average Monthly Revenue per RGU  Average Monthly Revenue per Customer*  *Average monthly revenue per video subscriber was $122.59 and $141.46 for Q1 2014 and Q1 2015, respectively.
Increasing Average Monthly Cable Revenue Average Monthly Revenue per RGU Average Monthly Revenue per Customer* *Average monthly revenue per video subscriber was $122.59 and $141.46 for Q1 2014 and Q1 2015, respectively.

 Key Operational Results – Cable*  *Excludes cable operations in Shenandoah County, VA which are included in the Wireline segment.
Key Operational Results – Cable* *Excludes cable operations in Shenandoah County, VA which are included in the Wireline segment.

 Key Operational Results - Wireline  Access line loss of 1.3% in past 12 monthsBroadband penetration in LEC area at 59.2%Total connections at 3/31/15 of 34.5 thousand5,599 video subscribers at 3/31/15  Access lines (000s)  DSL Customers (000s)
Key Operational Results - Wireline Access line loss of 1.3% in past 12 monthsBroadband penetration in LEC area at 59.2%Total connections at 3/31/15 of 34.5 thousand5,599 video subscribers at 3/31/15 Access lines (000s) DSL Customers (000s)

 Wireline and Cable Fiber Sales ($ millions)  Fiber Lease Revenue  New External Fiber Lease Contracts*  * Amounts shown represent the total contract value. Contract Terms range from 36 to 120 months. Revenues may be booked either in the Wireline or Cable segment depending on which assets are used to provide the service.
Wireline and Cable Fiber Sales ($ millions) Fiber Lease Revenue New External Fiber Lease Contracts* * Amounts shown represent the total contract value. Contract Terms range from 36 to 120 months. Revenues may be booked either in the Wireline or Cable segment depending on which assets are used to provide the service.

 Investing in the Future  Capex Spending ($ millions)  * Accounts payable at December 31, 2013 and 2012 included $6.5 million and $24.7 million associated with PCS Network Vision capital expenditures.  2015 Capex Budget:33% Network Capacity30% Network Maintenance20% Network Expansion17% Success-Based
Investing in the Future Capex Spending ($ millions) 2015 Capex Budget:33% Network Capacity30% Network Maintenance20% Network Expansion17% Success-Based * Accounts payable at December 31, 2013 and 2012 included $6.5 million and $24.7 million associated with PCS Network Vision capital expenditures.

 Q&A
Q&A

 Appendix
Appendix

 Non-GAAP Financial Measures – Billed Revenue per Prepaid & Postpaid Subscriber  Calculation of Billed revenue per subscriber = Gross billed revenue / Average subscribers / 3 months
Non-GAAP Financial Measures – Billed Revenue per Prepaid & Postpaid Subscriber Calculation of Billed revenue per subscriber = Gross billed revenue / Average subscribers / 3 months

Postpaid PCS Customers Top Picks Q1 2015

- **Top Service Plans** – 53% of Gross Adds

Family Unlimited, Talk/Text/Data	14%
Unlimited, My Way	11%
Unlimited, Talk/Text	11%
20GB Share Pack	9%
$50 Unlimited Plan	8%

- **Top Devices** – New Activations – All Channels

iPhone	41%
Samsung Galaxy S	15%
Samsung Galaxy Tablet	11%

Smartphones made up 80% of the Postpaid base in Q1'15, up from 79% in Q4'14 and 77% in Q1'14.

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iPhone Statistics – Q1’15  41% of Q1 Gross Adds31% of iPhones were sold or upgraded in Shentel-controlled channels36.5% of 3/31/15 Postpaid customers had the iPhone, up from 35.1% at 12/31/14 and 30.3% at 3/31/14.iPhone Base – 3/31/1547% iPhone 5, 5C & 5S31% iPhone 6, 6 Plus22% iPhone 4 & 4S
iPhone Statistics – Q1’15 41% of Q1 Gross Adds31% of iPhones were sold or upgraded in Shentel-controlled channels36.5% of 3/31/15 Postpaid customers had the iPhone, up from 35.1% at 12/31/14 and 30.3% at 3/31/14.iPhone Base – 3/31/1547% iPhone 5, 5C & 5S31% iPhone 6, 6 Plus22% iPhone 4 & 4S

 Non-GAAP Financial Measure – Average Monthly Cable Revenue
Non-GAAP Financial Measure – Average Monthly Cable Revenue

 Key Operational Results – Mobile Company  Mobile Tower Revenue ($ millions)  Towers and Leases
Key Operational Results – Mobile Company Towers and Leases Mobile Tower Revenue ($ millions)